SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: December 12, 1997




            Exact Name of
Commission  Registrant                               IRS Employer   Registrants'
File        as Specified              State of       Identification Telephone
Number      in its Charter            Incorporation  Number         Number

1- ____     Consolidated Edison,Inc.   New York      13-3965100    212-460-3900

1- 1217     Consolidated Edison        New York      13-5009340   212-460-4600
            Company of New York, Inc.


                       4 Irving Place, New York, NY 10003
                    (Address of principal executive offices)






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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

Holding Company Structure Implemented

      At a special meeting of the shareholders of Consolidated Edison Company of New York, Inc. ("CECONY"), held on December 12, 1997, it was resolved, by the vote of more than two-thirds of the shareholders entitled to vote thereon, to adopt an Agreement and Plan of Exchange, between CECONY and Consolidated Edison, Inc. ("CEI"). Effective January 1, 1998, pursuant to the Agreement and Plan of Exchange, the outstanding shares of Common Stock ($2.50 par value) of CECONY were exchanged automatically on a share-for-share basis (the "Share Exchange") for the shares of Common Shares ($.10 par value) of CEI, and CEI thereby became the holding company for CECONY. The preferred stock and debt of CECONY were not exchanged and remain securities of CECONY.

      The CEI Common Shares issued pursuant to the Share Exchange were registered under the Securities Act of 1933 pursuant to CEI's Registration Statement on Form S-4 (No. 333-39164, declared effective October 31, 1997).
Reference is made to the Proxy Statement and Prospectus of CEI and CECONY included in the Registration Statement (the "Prospectus") for additional information about this transaction.

      Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act") , CEI Common Shares are deemed to be registered under Section 12(b) of the Exchange Act. CEI Common Shares were approved for listing on the New York Stock Exchange. The description of the CEI Common Shares contained under the caption "Proposal No. 1- The Holding Company Proposal- Holding Company Capital Stock" in the Prospectus is incorporated by reference herein.

      CECONY Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 and listed on the New York and Chicago Stock Exchanges and the Pacific Exchange. CECONY is delisting the CECONY Common Stock from these exchanges and filing a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of the CECONY Common Stock.

$1 Billion Share Repurchase

      On  December  12,  1997,  the Board of  Directors  of CEI and the Board of
Trustees of CECONY authorized the repurchase of up to aggregate amount of $1 billion of CEI Common Shares ($.10 par value), subject to New York State Public Service Commission ("PSC") approval and market conditions. The PSC is expected to act on the repurchase during the first quarter of 1998.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (b) Exhibits - See Exhibit Index.

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                                    SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATED EDISON, INC.


                                    By:   Joan S. Freilich
                                          Joan S. Freilich
                                          Senior Vice President and
                                             Chief Financial Officer


                                    CONSOLIDATED EDISON COMPANY
                                    OF NEW YORK, INC.


                                    By:   Joan S. Freilich
                                          Joan S. Freilich
                                          Senior Vice President and
                                             Chief Financial Officer



DATE:  January 2, 1998

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                     INDEX TO EXHIBITS


                                                           SEQUENTIAL
EXHIBIT                                                  NUMBER AT WHICH
  NO.                  DESCRIPTION                        EXHIBIT BEGINS

99.1.    -- Agreement and Plan of Exchange.
         (Incorporated by reference to Exhibit A
         to the Proxy Statement and Prospectus in
         Part I of Registration Statement on Form
         S-4 of Consolidated Edison, Inc. ("CEI")
         (No. 333-39164).)

99.2 -- Restated Certificate of Incorporation of CEI. (Incorporated by reference to Exhibit B to the Proxy Statement and Prospectus in Part I of Registration Statement on Form S-4 of CEI (No. 333-39164).)

99.3   -- By-laws of CEI. (Incorporated by
         reference to Exhibit C to the Proxy Statement and Prospectus in Part I of Registration
         Statement on Form S-4 of CEI (No. 333-39164).)